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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         APRIL 15, 2003 (APRIL 15, 2003)

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                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      000-23709                                        13-3870996
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


               450 WEST 33RD STREET
                NEW YORK, NEW YORK                            10001
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 9. REGULATION FD DISCLOSURE INFORMATION FURNISHED PURSUANT TO ITEM 12.
DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 15, 2003, DoubleClick announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

      The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. In order to fully assess our financial operating results, management believes that certain non-GAAP financial information is of interest to investors because this information provides additional methods of evaluating DoubleClick's performance from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges do not meet the GAAP definition of unusual non-recurring items. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, DoubleClick has provided reconciliations within the earnings release of non-GAAP financial measures to the nearest comparable GAAP financial measures.

      To supplement our consolidated financial statements presented in accordance with GAAP, DoubleClick uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that are not indicative of our core operating results. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.


EXHIBIT NUMBER

99.1    Press Release dated April 15, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DOUBLECLICK INC.
                                             -----------------------------------
                                             (Registrant)

                                             By:  /s/ Bruce Dalziel
                                             -----------------------------------
                                             Name:  Bruce Dalziel
                                             Title: Chief Financial Officer

Dated: April 15, 2003
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EXHIBIT                             EXHIBIT INDEX
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99.1                                Press Release dated April 15, 2003.
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